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                                                                EXHIBIT 99.1



                    SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of April 12, 2006 (this "Amendment") is entered into among MUELLER INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the financial institutions party hereto (together with their respective successors and assigns, the "Banks"), LASALLE BANK MIDWEST NATIONAL ASSOCIATION, formerly known as Standard Federal Bank N.A., as administrative agent for the Banks (in such capacity, the "Agent").

                                   RECITAL

     The Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of November 6, 2003, as amended by a First Amendment to Credit Agreement dated as of September 27, 2004 (the "Credit Agreement"). The Borrower and the Guarantors desire to amend the Credit Agreement and the Banks and the Agent are willing to do so strictly in accordance with the terms hereof.

                                    TERMS

     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                 ARTICLE 1.
                                 AMENDMENTS

     The Credit Agreement is amended as follows:

     1.1 Reference in Section 3.6 to "$15,000,000" is deleted and "$20,000,000" is substituted in each place thereof.

                                 ARTICLE 2.
                               REPRESENTATIONS

     The Borrower represents and warrants to the Banks and the Agent that:

     2.1 Each of the Borrower and each Guarantor has full power and authority to execute, deliver and perform this Amendment (including, in the case of the Guarantors, the Consent and Agreement to this Amendment) and any other agreements executed in connection herewith to which it is a party (this Amendment and all of the other foregoing documents, the "Amendment Documents"). Each of the Borrower and each Guarantor has taken all necessary action to authorize the execution, delivery and performance of each Amendment Document to which it is a party. No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority) is required in connection with the execution, delivery and performance by Borrower or any Guarantor or the validity or enforceability against Borrower or any Guarantor of the Amendment Documents.





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     2.2     The execution, delivery and performance by each of the Borrower and each Guarantor of each Amendment Document to which it is a party do not and will not (a) violate any Requirement of Law applicable to Borrower or any Subsidiary, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Borrower or any Subsidiary, (c) result in or require the creation or imposition of any Lien of any nature whatsoever upon any of Borrower's or any Subsidiary's properties or assets, other than in favor of the Banks, or (d) require any approval of any court or Governmental Authority or any approval or consent of any Person under any contractual obligation of Borrower.

     2.3 Each Amendment Document, when executed and delivered, will be the legally valid and binding obligations of Borrower and of the Guarantors, as the case may be, enforceable against it and them in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws, or equitable principles relating to or limiting creditors' rights generally.

     2.4 After giving effect to the amendments herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Event of Default or Unmatured Event of Default exists or has occurred and is continuing on the date hereof.

                                 ARTICLE 3.
                            CONDITIONS PRECEDENT.

     This Amendment shall be effective as of the date hereof when each of the following has been satisfied:

     3.1     This Amendment shall be signed by the Borrower and the Required
Banks.

     3.2 Each Guarantor shall have executed the Consent and Agreement attached hereto.

     3.3 The Borrower shall deliver to the Agent any such other agreements and documents in connection herewith as requested by the Agent.

                                 ARTICLE 4.
                               MISCELLANEOUS.

     4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

     4.2 Except as expressly amended hereby, the Borrower and each Guarantor agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.



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     4.3     The validity of this Amendment, its construction, interpretation and enforcement and the rights of the parties hereto will be determined under, governed by and construed in accordance with the internal laws of the State of Michigan, without regard to principles of conflicts of law.

     4.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be enforceable as originals.


     IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                       "BORROWER"

                                       MUELLER INDUSTRIES, INC.

                                       By: /s/Kent McKee

                                       Print Name: Kent McKee

                                       Its: CFO


                                       "BANKS"

                                       LASALLE BANK MIDWEST NATIONAL
                                       ASSOCIATION, as a Bank and as Agent

                                       By: /s/Joseph A. Vito

                                       Print Name: Joseph A. Vito

                                       Its: Senior Vice President


                                       SUNTRUST BANK, as a Bank and as
                                       Syndication Agent

                                       By: /s/Brian W. Ford

                                       Print Name: Brian W. Ford

                                       Its: Director


                                       UNION PLANTERS BANK, NATIONAL
                                       ASSOCIATION, as a Bank and as
                                       Documentation Agent

                                       By: /s/James R. Gummel

                                       Print Name: James R. Gummel

                                       Its: Senior Vice President

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                                       FIRST TENNESSEE BANK, as a Bank and as
                                       Managing Agent

                                       By: /s/Phil Stevenson

                                       Print Name: Phil Stevenson

                                       Its: Sr. Vice President


                                       REGIONS BANK, as a Bank

                                       By: /s/James R. Gummel

                                       Print Name: James R. Gummel

                                       Its: Senior Vice President

                                       Attn:  _____________________________






































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                            CONSENT AND AGREEMENT

     As of the date and year first above written, each of the undersigned hereby:

     (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby, and agrees to all terms and provisions of the above Amendment applicable to it;

     (b) agrees that all Loan Documents executed by the undersigned in connection with the Credit Agreement (collectively, the "Documents") are hereby ratified and confirmed and shall remain in full force and effect, and the undersigned acknowledges that it has no setoff, counterclaim, defense or other claim or dispute with respect to any Document or any transactions in connection therewith; and

     (c) acknowledges that it is in its interest and to its financial benefit to execute this consent and agreement.


                                       WTC HOLDING COMPANY, INC.

                                       By: /s/James H. Rourke

                                       Its: President

                                       /s/Gary Wilkerson
                                       as Vice President - Legal and Secretary
                                       for each of the following Guarantors:

                                       MUELLER BRASS CO.
                                       MUELLER INDUSTRIAL REALTY CO.
                                       ITAWAMBA INDUSTRIAL GAS COMPANY, INC.
                                       MUELLER PLASTICS CORPORATION, INC.
                                       MUELLER BRASS FORGING COMPANY, INC.
                                       MUELLER COPPER FITTINGS COMPANY, INC.
                                       MUELLER FITTINGS COMPANY, INC.
                                       MUELLER COPPER TUBE COMPANY, INC.
                                       MUELLER FORMED TUBE COMPANY, INC.
                                       MUELLER IMPACTS COMPANY, INC.
                                       MUELLER LINE SET, INC.
                                       MUELLER REFRIGERATION PRODUCTS
                                         COMPANY, INC.
                                       MUELLER REFRIGERATION
                                         COMPANY, INC.
                                       MUELLER STREAMLINE CO.
                                       MUELLER CASTING COMPANY, INC.
                                       B&K INDUSTRIES, INC.
                                       MUELLER COPPER TUBE PRODUCTS, INC.
                                       MUELLER PLASTICS HOLDING COMPANY, INC.
                                       MUELLER PRESS COMPANY, INC.
                                       MUELLER EAST, INC.





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